Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by SLMA, VG Funding and SLM ELC by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was fully disbursed;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of February 29, 2024, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $3,112,050 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 4 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$451,861,717
Aggregate Outstanding Principal Balance – Treasury Bill	$70,289,847
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	15.56%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$381,571,870
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	84.44%
Number of Borrowers	11,262
Average Outstanding Principal Balance Per Borrower	$40,123
Number of Loans	19,759
Average Outstanding Principal Balance Per Loan – Treasury Bill	$49,570
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$20,804
Weighted Average Remaining Term to Scheduled Maturity	182 months
Weighted Average Annual Interest Rate	4.88%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.11% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	3,568	$54,573,631	12.1%
3.01% to 3.50%	4,370	68,579,449	15.2
3.51% to 4.00%	4,403	88,272,456	19.5
4.01% to 4.50%	4,107	90,966,141	20.1
4.51% to 5.00%	673	20,437,947	4.5
5.01% to 5.50%	267	9,158,128	2.0
5.51% to 6.00%	233	9,574,959	2.1
6.01% to 6.50%	209	9,354,948	2.1
6.51% to 7.00%	219	9,627,920	2.1
7.01% to 7.50%	168	6,201,926	1.4
7.51% to 8.00%	596	27,974,136	6.2
8.01% to 8.50%	453	21,111,670	4.7
Equal to or greater than 8.51%	493	36,028,407	8.0

Total	19,759	$451,861,717	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	1,592	$3,547,492	0.8%
$5,000.00-$ 9,999.99	1,368	10,182,147	2.3
$10,000.00-$14,999.99	1,267	15,688,756	3.5
$15,000.00-$19,999.99	1,030	17,876,941	4.0
$20,000.00-$24,999.99	827	18,571,275	4.1
$25,000.00-$29,999.99	707	19,372,765	4.3
$30,000.00-$34,999.99	572	18,476,560	4.1
$35,000.00-$39,999.99	484	18,133,718	4.0
$40,000.00-$44,999.99	392	16,610,670	3.7
$45,000.00-$49,999.99	338	16,053,690	3.6
$50,000.00-$54,999.99	294	15,396,632	3.4
$55,000.00-$59,999.99	268	15,441,474	3.4
$60,000.00-$64,999.99	207	12,924,351	2.9
$65,000.00-$69,999.99	197	13,255,312	2.9
$70,000.00-$74,999.99	141	10,216,721	2.3
$75,000.00-$79,999.99	145	11,226,455	2.5
$80,000.00-$84,999.99	127	10,470,939	2.3
$85,000.00-$89,999.99	114	9,968,678	2.2
$90,000.00-$94,999.99	101	9,336,192	2.1
$95,000.00-$99,999.99	72	7,011,756	1.6
$100,000.00 and above	1,019	182,099,193	40.3

Total	11,262	$451,861,717	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	18,773	$418,480,210	92.6%
31-60 days	366	11,117,931	2.5
61-90 days	168	5,602,454	1.2
91-120 days	113	3,908,930	0.9
121-150 days	75	3,152,995	0.7
151-180 days	46	2,386,850	0.5
181-210 days	52	1,872,239	0.4
Greater than 210 days	166	5,340,108	1.2

Total	19,759	$451,861,717	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	244	$52,957	*
4 to12	652	547,349	0.1%
13 to 24	736	1,569,979	0.3
25 to 36	725	3,047,330	0.7
37 to 48	586	3,526,071	0.8
49 to 60	850	5,721,864	1.3
61 to 72	2,146	14,318,433	3.2
73 to 84	937	8,825,718	2.0
85 to 96	702	8,207,789	1.8
97 to 108	677	9,858,810	2.2
109 to 120	1,142	18,125,770	4.0
121 to 132	2,997	55,855,317	12.4
133 to 144	1,475	36,893,984	8.2
145 to 156	1,181	34,449,108	7.6
157 to 168	897	32,656,919	7.2
169 to 180	724	27,786,102	6.1
181 to 192	639	26,288,935	5.8
193 to 204	457	21,638,942	4.8
205 to 216	340	15,811,983	3.5
217 to 228	211	12,375,697	2.7
229 to 240	226	11,982,791	2.7
241 to 252	170	9,807,783	2.2
253 to 264	105	5,048,825	1.1
265 to 276	105	6,434,747	1.4
277 to 288	92	7,273,417	1.6
289 to 300	179	15,761,371	3.5
301 to 312	388	40,162,824	8.9
313 to 324	30	3,478,461	0.8
325 to 336	22	1,674,240	0.4
337 to 348	26	2,435,192	0.5
349 to 360	58	6,596,195	1.5
361 and above	40	3,646,815	0.8

Total	19,759	$451,861,717	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	415	$13,491,337	3.0%
Forbearance	1,441	61,032,888	13.5
Repayment
First year in repayment	150	9,397,399	2.1
Second year in repayment	134	7,480,019	1.7
Third year in repayment	135	7,003,857	1.6
More than 3 years in repayment	17,484	353,456,218	78.2

Total	19,759	$451,861,717	100.0%

(1)Of the trust student loans in forbearance status, approximately 95 loans with an aggregate outstanding principal balance of $2,906,209, representing 0.64% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 154.3 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	17.0	-	230.7
Forbearance	-	11.5	215.8
Repayment	-	-	172.8

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $13,491,337 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $10,198,231 or approximately 75.6% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	176	$5,920,342	1.3%
Alaska	32	847,681	0.2
Arizona	506	11,675,303	2.6
Arkansas	94	2,002,060	0.4
California	2,389	54,690,991	12.1
Colorado	275	7,226,766	1.6
Connecticut	319	5,347,652	1.2
Delaware	55	1,472,044	0.3
District of Columbia	81	1,756,765	0.4
Florida	1,606	42,705,319	9.5
Georgia	663	22,507,560	5.0
Hawaii	100	2,411,061	0.5
Idaho	72	2,572,689	0.6
Illinois	754	15,427,313	3.4
Indiana	511	10,981,004	2.4
Iowa	64	885,403	0.2
Kansas	363	5,914,869	1.3
Kentucky	126	3,132,976	0.7
Louisiana	566	14,104,887	3.1
Maine	61	1,520,708	0.3
Maryland	504	12,287,954	2.7
Massachusetts	606	9,882,256	2.2
Michigan	375	9,465,433	2.1
Minnesota	231	4,716,018	1.0
Mississippi	138	3,532,807	0.8
Missouri	387	7,665,811	1.7
Montana	31	775,511	0.2
Nebraska	44	1,766,248	0.4
Nevada	165	5,163,255	1.1
New Hampshire	107	1,930,748	0.4
New Jersey	633	12,729,036	2.8
New Mexico	68	1,735,056	0.4
New York	1,343	28,903,466	6.4
North Carolina	409	7,859,731	1.7
North Dakota	11	138,054	*
Ohio	599	12,945,716	2.9
Oklahoma	368	8,013,597	1.8
Oregon	281	5,517,884	1.2
Pennsylvania	760	14,439,329	3.2
Rhode Island	52	1,288,602	0.3
South Carolina	197	6,212,948	1.4
South Dakota	26	643,910	0.1
Tennessee	280	6,801,909	1.5
Texas	1,674	38,451,397	8.5
Utah	67	1,505,272	0.3
Vermont	15	347,377	0.1
Virginia	519	10,423,862	2.3
Washington	522	10,356,268	2.3
West Virginia	95	1,864,093	0.4
Wisconsin	197	5,046,048	1.1
Wyoming	16	1,128,636	0.2
Other	226	5,220,092	1.2

Total	19,759	$451,861,717	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	9,421	$171,201,975	37.9%
Other Repayment Options(1)	7,812	163,247,348	36.1
Income-driven Repayment(2)	2,526	117,412,394	26.0

Total	19,759	$451,861,717	100.0%

(1) Includes, among others, graduated repayment and interest-only period loans.
(2) Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 128 loans with an aggregate outstanding principal balance of $6,966,042 currently in an interest-only period.  These interest-only loans represent approximately 1.5% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	9,405	$166,776,657	36.9%
Unsubsidized	10,354	285,085,060	63.1

Total	19,759	$451,861,717	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	85	$5,844,653	1.3%
October 1, 1993 through June 30, 2006	19,674	446,017,064	98.7
July 1, 2006 and later	0	0	0.0

Total	19,759	$451,861,717	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	893	$14,161,502	3.1%
College Assist	11	963,193	0.2
Educational Credit Management Corporation	1,210	28,177,204	6.2
Florida Off Of Student Fin'l Assistance	330	5,102,620	1.1
Great Lakes Higher Education Corporation	10,086	251,281,225	55.6
Kentucky Higher Educ. Asst. Auth.	745	12,629,731	2.8
Michigan Guaranty Agency	192	4,034,539	0.9
Nebraska National Student Loan Program	2	36,353	*
Oklahoma Guaranteed Stud Loan Prog	395	8,261,438	1.8
Pennsylvania Higher Education Assistance Agency	2,038	38,840,877	8.6
Texas Guaranteed Student Loan Corp	3,857	88,373,035	19.6
Total	19,759	$451,861,717	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.